SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM  8-K
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2010

HARLEYSVILLE GROUP INC.
(Exact name of registrant as specified in its charter)
Delaware	0-14697	51-0241172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

355 Maple Avenue, Harleysville, PA 19438-2297
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 256-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

ITEM 8.01.  OTHER EVENTS

On November 1, 2010, Harleysville Group Inc. issued a press release reporting the declaration of a special cash dividend of $1.44 per share, as well as its regular quarterly cash dividend of $0.36 per share.  Both dividends will be payable November 30, 2010, to shareholders of record on November 15, 2010.  The full text of the press release is provided as Exhibit 99.1 to this Form 8-K and incorporated herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)              Exhibits

Number                            Description

99.1*	Press Release of Harleysville Group Inc., dated November 1, 2010, titled “Harleysville Group Inc. Declares Special $1.44 Per Share Dividend, In Addition to 98th Consecutive Regular Quarterly Dividend”

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*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE GROUP INC.
Registrant

Date: November 3, 2010	By:	/s/Robert A. Kauffman
Senior Vice President, Secretary, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1
Press release of Harleysville Group Inc., dated November 1, 2010, titled “Harleysville Group Inc. Declares Special $1.44 Per Share Dividend, In Addition to 98th Consecutive Regular Quarterly Dividend”.